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								   EXHIBIT 32.2


		  CERTIFICATION OF CO-CHIEF EXECUTIVE OFFICER
		      PURSUANT TO 18 U.S.C. SECTION 1350,
			     AS ADOPTED PURSUANT TO
		 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


    I, Thomas Brandt, Executive Vice President and Co-Chief Executive Officer of Trans-Lux Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350 to the best of my knowledge, that:

    (1) The Annual Report on Form 10-K for the fiscal year ended December 31, 2007 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, (15 U.S.C. 78m or 78o(d)); and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



				       /s/ Thomas Brandt
				       ----------------------------------------
Date:  March 28, 2008                  Thomas Brandt
				       Executive Vice President and
				       Co-Chief Executive Officer


This Certification accompanies this Form 10-K as an exhibit, but shall not be deemed as having been filed for purposes of Section 18 of the Securities Exchange Act of 1934 or as a separate disclosure document of the Company or the certifying officer.